UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2015

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama		36323
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 27, 2015, The National Security Group, Inc. issued a press release declaring a quarterly dividend. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Document
1.	Press release, dated July 27, 2015, issued by The National Security Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Dated: July 27, 2015	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer